The RBB Fund, Inc.

Matson Money, Inc.

Free Market U.S. Equity Fund

Free Market International Equity Fund

Free Market Fixed Income Fund

(collectively, the “Funds”)

Supplement dated May 25, 2018

to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”) each dated December 31, 2017

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

Effective as of May 14, 2018, Steven B. Miller no longer serves as a portfolio manager for the Funds. Accordingly, all references to Mr. Miller should be deleted in their entirety.

Please retain this supplement for your reference